                                                                     EXHIBIT 4.1

                          SPECIMEN OF STOCK CERTIFICATE

                          [Nalco Holding Company Logo]

NUMBER                                                                    SHARES
COMMON STOCK                                                        COMMON STOCK

                              Nalco Holding Company

                   INCORPORATED UNDER THE LAWS OF THE STATE OF
                                    DELAWARE

                                                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS
                                                             CUSIP

                THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY

This Certifies that
                    ------------------------------------------------------------
is the owner of
               -----------------------------------------------------------------
               FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON CAPITAL STOCK,
               PAR VALUE $0.01, OF

                              Nalco Holding Company

transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer
Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

               [Signature]                              [Signature]

                SECRETARY                  CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                              COUNTERSIGNED AND REGISTERED:
                                              EQUISERVE TRUST COMPANY, N.A.
                                                 (CANTON, MASSACHUSETTS)

                                           TRANSFER AGENT AND REGISTRAR

                                           BY       [Signature]
                                                Authorized Signature

                              Nalco Holding Company
                                 CORPORATE SEAL

                              Nalco Holding Company

     The Corporation will furnish without charge to each stockholder who so requests, a copy of the designations, powers, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Any such requests may be addressed to the Secretary of the
Corporation or to the Transfer Agent and Registrar named on the face of this certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM   -  as tenants in common      UNIF GIFT MIN ACT - ____ Custodian _____
                                                          (Cust)         (Minor)
TEN ENT   -  as tenant by the
             entireties

JT TEN    -  as joint tenants with right      under Uniform Gifts to Minors Act
             of survivorship and not as
             tenants in common                ---------------------------------
                                                          (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, _____________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                          POSTAL ZIP CODE OF ASSIGNEE)

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                                                            Shares of the Common
-----------------------------------------------------------
Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ---------------------------------------------------------
Attorney, to transfer the said stock registered on the books of the within-named
Corporation with full power of substitution in the premises.

Dated
      --------------------          --------------------------------------
SIGNATURE(S) GUARANTEED:
                                          --------------------------------------
                                          Notice: The signature(s) to this
                                          assignment must correspond with the
                                          name(s) as written upon the face of
                                          the certificate in every particular,
                                          without alteration or enlargement or
                                          any change whatever.

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     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
     ELIGIBLE GUARANTOR INSTITUTION (BANKS,
     STOCKBROKERS, SAVINGS AND LOANS ASSOCIATIONS
     AND CREDIT UNIONS WITH MEMBERSHIP IN AN
     APPROVED SIGNATURE GUARANTEE MEDALLION
     PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE
     SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.